                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:     October 31, 2006
                                                  Estimated average burden
                                                  hours per response...... 19.3
                                                  -----------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6352
                                    -------------------------------------------

                              ING Series Fund, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

 The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                    ---------------------------

Date of fiscal year end: October 31
                         --------------------------
Date of reporting period: October 31, 2003
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT

ANNUAL REPORT

OCTOBER 31, 2003

INTERNATIONAL EQUITY FUND

ING INTERNATIONAL GROWTH FUND


[GRAPHIC]


[ING FUNDS LOGO]

                                TABLE OF CONTENTS

President's Letter                                                 1
Market Perspective                                                 3
Portfolio Managers' Report                                         4
Index Descriptions                                                 6
Independent Auditors' Report                                       7
Statement of Assets and Liabilities                                8
Statement of Operations                                           10
Statements of Changes in Net Assets                               11
Financial Highlights                                              12
Notes to Financial Statements                                     15
Portfolio of Investments                                          22
Tax Information                                                   25
Director and Officer Information                                  26

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism nevertheless.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Investments, LLC ("ING Investments"), investment adviser to the ING Funds, and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also conducting an internal review of investment company share trading, as well as reviewing their policies and procedures in this area.

Also, I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate fund trading in our funds. In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

ING Funds believes that mutual funds are an important vehicle for individual investors, because mutual funds provide the opportunity for investment in professionally managed and monitored, diversified portfolios. As such, we consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
December 2, 2003

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2003

This was a tumultuous twelve months for the world's financial markets. Just before the period started, global equity markets seemed to have found a bottom. But by mid-March, as the six months covered by the semi-annual report drew to a close and war clouds gathered, markets were again reaching new multi-year lows. Japan would in fact have another two months to wait until the low point was reached. However, the second six months had hardly started, when major conflict in Iraq quickly ended. This meant that the risk which investors consider inherent in assets like stocks (the "risk premium(1)"), diminished just as fast. This theme was strongly supported by the U.S. FIXED INCOME MARKETS, more particularly in the words of Federal Open Markets Committee Chairman Alan Greenspan. In May he seemed to move markets by saying that the risk of deflation was small but that the Federal Reserve might even buy bonds to forestall it, and that a second half recovery was expected. This sounded like the best of all worlds: low interest rates for the foreseeable future and an improving economy. Since the U.S. economy accounts for about 30% of the world's total, such a scenario boosted global sentiment and global stock markets soared.

World EQUITY MARKETS had their best six months in years during the second half of the fiscal year. GLOBAL EQUITIES, as measured in dollars by the Morgan Stanley Capital International ("MSCI") World Index, jumped 19.7% (24.3% for the twelve months as a whole). In the U.S. the Standard & Poors ("S&P") 500 Index rose 15.6% (20.8% for the twelve months). In tune with the theme of the shrinking risk premium, small cap stocks did much better than mid cap stocks, which in turn substantially outperformed large cap stocks. In the U.S. there were increasingly encouraging signs in the economy. Second calendar quarter Gross Domestic Product ("GDP") growth estimates were revised up to 3.3%, within which corporate profits from current production rose 14.3% over the same quarter in 2002. Productivity growth was estimated at the remarkable rate of 6.8%. JAPAN'S market reached a twelve month low in May. Since then, having emerged from recession showing GDP growth of 3.0% in the second quarter of 2003, Japan's firmer economy continues to be driven primarily by exports, and especially by those connected to China's capital spending growth. In the six months ended October 31, 2003 the MSCI Japan Index rose 43.5%, and rose 33.2% for the year. However, internally, Japan is still beset by the problems of deflation and a banking system paralyzed by bad loans. Asia markets staged a remarkable comeback as the SARS story subsided and focus shifted to China's economic strength. China's rising influence on world markets became a dominant theme this year, as many industries are making investments aimed at participation in China's growth. In dollar terms, the MSCI Europe, Australia and Far East ("EAFE") Index returned 27.6%, with Asia ex-Japan rising 33.6% for the year ended October 31, 2003.

Asian currencies are gaining political attention in the U.S. The rising belief is that countries such as Japan, China and others aim to keep their currencies artificially low against the dollar in order to maintain an export advantage. Since the cost of such policies is the loss of U.S. manufacturing jobs, policy makers are now attempting to force the issue with our trading partners. It is likely Asian currencies will continue rising versus the dollar and will be an important investment consideration.

The period from November 2002 until October 2003 saw the RUSSIAN equity market continue its spectacular performance. However, this performance was overshadowed by developments that took place at the very end of October. In the last week of that month, government forces arrested Mikhail Khodorkovsky, the CEO of Yukos. Mr. Khodorkovsky was charged with tax evasion and fraud, and placed in a Moscow prison. It appeared to most market observers Mr. Khodorkovsky's arrest was driven by the political threat he represented to President Vladimir Putin, as well as parties that are believed to be loyal to the President. In the weeks and months prior to his arrest, Mr. Khodorkovsky had become more vocal about his political aspirations, and was known to be using his personal wealth to fund various opposition parties. Mr. Khodorkovsky has since resigned his position as the CEO of Yukos. However, the damage to Russian equities has already been done, as the market has fallen about 21.0% from its high in mid-October. More importantly, the arrest has raised questions globally as to whether Russia's political and economic transition to democracy since 2000, and its chief architect, Vladimir Putin, are genuine or not.

In EUROPE EX UK, economic stagnation and high unemployment caused by inflexible, high cost labor markets and higher than expected interest rates, depressed demand. Much of Europe has slipped back into recession during 2003. Gradually business confidence has returned and the governments in France and Germany which account for just over half of the Eurozone's GDP, have embarked on a program of labor and social security reform as well as tax reductions. Some business surveys in Germany are up six months in a row, and the awaited personal tax cuts were brought forward to 2003. In the six months ended October 31, 2003 the MSCI Europe, ex UK, Index rose 20.2%, and for the year, 27.6%. In the UK, the economy was much healthier than that of its European neighbors. Unemployment was low, inflation fairly tame, and while manufacturing remained at a low ebb, overall demand was bolstered by a free spending consumer cheered by the lowest interest rates since Churchill and a housing price boom. In the six months to October 31, 2003 the MSCI UK Index rose 18.3%, and for the year, 20.3%. EMERGING MARKETS, dominated by Asia, are the workshop of the world. Little surprise then that they have benefited the most by the falling risk premium demanded of them and a recovering global economy. In the six months ended October 31, 2003 the MSCI Emerging Markets Free ("EMF") Index rose 40.4%, and 48.7% for the year.

----------
(1) Risk premium is the expected additional return required by investors for securities that are perceived to be riskier than safer investments.

                 See accompanying index descriptions on page 6.

ING INTERNATIONAL GROWTH FUND                         Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Team of equity investment specialists, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING International Growth Fund (the "Fund") seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income.

PERFORMANCE: For the year ended October 31, 2003, the Fund's Class I shares provided a total return of 21.31%, underperforming its benchmark, the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, which returned 27.57% over the same period.

PORTFOLIO SPECIFICS: On balance, the Fund's positioning proved too conservative during the review period, especially in the months following the market's turnaround in mid-March. Lesser quality stocks with little or no earnings visibility, often with stretched balance sheets and mediocre management track records, dominated the rebound. Our "Growth at a Reasonable Price" (GARP) strategy, which assesses the attractiveness of stocks' growth in relation to valuations, encountered a strong headwind. The bulk of the Fund's performance shortfall for the year was consequently generated in this post-war period. This effect was most pronounced in Japan, in the period from February to April, where the forced liquidation by domestic pension funds of quality liquid stocks was an additional negative factor.

As the Fund did not allocate actively between Pan-Europe, Japan and Developed Asia/Australia, the performance shortfall is almost entirely due to stock selection within the regions. Performance of the Japanese holdings (which comprise about 21% of the benchmark), represented more than half the shortfall. The stock selection result within Europe (71% of the benchmark) was also negative, while the result from Developed Asia/Australia (8% of the benchmark) was positive.

Excluding the opportunity cost of holding some cash reserves in a rising market, no value was added through sector allocation. In particular, the positive contribution from underweighting the relatively poor performing consumer staples sector and overweighting the strong technology sector was offset by an underweight of the industrial sector, which substantially outperformed the benchmark. In terms of the Fund's positioning within the economic sectors, stock selection returns were negative relative to the benchmark in almost every sector. On balance, the shortfall was the result of stocks not held by the Fund, particularly stocks with a small weighting in the index. The largest negative contributions arose in the healthcare, financials, industrials, and consumer staples groups. At the stock level, the result in the financial sector was hurt by not owning Sumitomo Mitsui Financial Group (a Japanese bank), British bank Barclays PLC, Banco Santender (Spain), and ABN-AMRO (a Dutch bank). Our position in Matsui Securities (on-line brokerage, Japan) partly offset this negative impact. Portfolio holding Koninklijke Numico N.V. (a Dutch food producer) fell sharply as sales at U.S. nutrition product subsidiary GNC declined early in the review period. A strong performance by Hong Kong trading and real estate company Li & Fung Limited contributed materially to the positive stock selection in Developed Asia.

MARKET OUTLOOK: We began the financial year with the Fund in a mildly defensive position. As the year progressed, our stock selection process increasingly favored a more pro-cyclical stance. By year-end this was reflected in modest overweight positions in cyclically sensitive sectors such as technology, manufacturing, and basic materials. An overweight in the non-bank financial sector at that point underlines our expectation that the profitability of these stocks will recover strongly, as a synchronized global recovery gains traction. We are underweight the consumer goods sector, because the combination of high relative valuations and stable but relatively low earnings growth should have limited potential in a cyclical recovery. We remain cautious on the telecommunications sector, as we believe that the rate of secular earnings decline is likely to overpower the increase in cyclical demand. Sustained high oil prices and attractive valuations support our continued overweight of the traditionally defensive energy sector. Elsewhere, at year-end we were slightly underweight in the defensive utilities sector, banks and commercial services, and market weighted in healthcare. In aggregate, the Fund now has a small valuation premium versus the benchmark, but is expected to experience higher earnings growth through 2004 and into 2005.

Portfolio Managers' Report                         ING INTERNATIONAL GROWTH FUND

[CHART]

                     ING INTERNATIONAL GROWTH
                     FUND  CLASS I(a)               MSCI EAFE INDEX(b)
10/31/93                   $  1,000,000                $  1,000,000
10/31/94                   $  1,078,500                $  1,103,814
10/31/95                   $  1,080,100                $  1,103,069
10/31/96                   $  1,248,700                $  1,222,210
10/31/97                   $  1,573,700                $  1,282,336
10/31/98                   $  1,734,600                $  1,409,948
10/31/99                   $  2,222,000                $  1,739,425
10/31/2000                 $  2,425,500                $  1,693,084
10/31/2001                 $  1,565,200                $  1,275,292
10/31/2002                 $  1,167,500                $  1,110,396
10/31/2003                 $  1,416,300                $  1,416,512

                                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED OCTOBER 31, 2003
                                     ---------------------------------------------------------------------------------------------
                                                                SINCE INCEPTION  SINCE INCEPTION  SINCE INCEPTION  SINCE INCEPTION
                                                                   OF CLASS A       OF CLASS B       OF CLASS C      OF CLASS O
                                     1 YEAR  5 YEARS  10 YEARS      04/15/94         03/01/99         06/30/98        08/01/01
                                     ------  -------  --------  ---------------  ---------------  ---------------  ---------------
Including Sales Charge:
   Class A(1)                         14.00%   -5.34%       --        2.08%              --               --               --
   Class B(2)                         15.22%      --        --          --            -7.13%              --               --
   Class C(3)                         19.08%   -4.88%       --          --               --            -6.60%              --
   Class I                            21.31%   -3.97%     3.54%         --               --               --               --
   Class O                            20.87%      --        --          --               --               --           -10.29%
Excluding Sales Charge:
   Class A                            20.96%   -4.22%       --        2.72%              --               --               --
   Class B                            20.22%      --        --          --            -6.82%              --               --
   Class C                            20.08%   -4.88%       --          --               --            -6.60%              --
   Class I                            21.31%   -3.97%     3.54%         --               --               --               --
   Class O                            20.87%      --        --          --               --               --           -10.29%
MSCI EAFE Index                       27.57%    0.09%     3.54%       3.55%(4)        -1.23%           -0.91%(5)        -0.08%

Based upon a $1,000,000 initial investment, the graph and table above illustrate the total return of ING International Growth Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown in the table both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Fund's Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.
(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4) Since inception performance for the index is shown from 04/01/94.
(5) Since inception performance for the index is shown from 07/01/98.

PRINCIPAL RISK FACTOR(S): Those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. The Fund may invest in companies located in countries with emerging securities markets. Risks of foreign investing are generally intensified for investments in emerging markets. Derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The Fund also may lend portfolio securities, which could have a leveraging effect on the Fund and intensify market, credit and other risks associated with investing in the Fund. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

                 See accompanying index descriptions on page 6.

                               INDEX DESCRIPTIONS

The MSCI EAFE INDEX is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

The MSCI EMF INDEX is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

The MSCI EUROPE, EX UK, INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

The MSCI WORLD INDEX is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The S&P 500 INDEX is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT

Shareholders and Board of Directors
of ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING International Growth Fund (the "Fund"), a series of ING Series Fund, Inc., as of October 31, 2003, and the related statements of operations and changes in net assets for the year then ended and the financial highlights for the year then ended and for the years or periods in the three years ended October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and financial highlights for the year ended October 31, 2002 were audited by other auditors whose report dated December 13, 2002 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING International Growth Fund as of October 31, 2003, and the results of its operations and changes in its net assets for the year then ended, and the financial highlights for the year then ended and for the years or periods in the three years ended October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


                                                 /s/ KPMG LLP

Boston, Massachusetts
December 19, 2003

           STATEMENT OF ASSETS AND LIABILITIES as of October 31, 2003

ASSETS:
Investments in securities at value*                                $  60,568,325
Short-term investments at amortized cost                               3,768,000
Cash                                                                     606,067
Cash (collateral for futures)                                            161,018
Receivables:
     Investment securities sold                                          473,967
     Fund shares sold                                                    212,471
     Dividends and interest                                              139,086
Prepaid expenses                                                          25,031
Reimbursement due from manager                                            24,138
                                                                   -------------
         Total assets                                                 65,978,103
                                                                   -------------
LIABILITIES:
Payable for investment securities purchased                               85,454
Payable for fund shares redeemed                                          50,338
Payable for futures variation margin                                       1,197
Payable to affiliates                                                     60,911
Payable for director fees                                                  1,771
Other accrued expenses and liabilities                                   157,800
                                                                   -------------
         Total liabilities                                               357,471
                                                                   -------------
NET ASSETS                                                         $  65,620,632
                                                                   =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                    $ 127,675,479
Undistributed net investment income                                      626,787
Accumulated net realized loss on investments                         (70,150,132)
Net unrealized appreciation on investments, foreign
  currencies and futures contracts                                     7,468,498
                                                                   -------------
NET ASSETS                                                         $  65,620,632
                                                                   =============
* Cost of investments in securities                                $  53,129,256

                 See Accompanying Notes to Financial Statements

CLASS A:
Net Assets                                                         $  37,452,095
Shares authorized                                                    200,000,000
Par value                                                          $       0.001
Shares outstanding                                                     5,720,419
Net asset value and redemption price per share                     $        6.55
Maximum offering price per share (5.75%)(1)                        $        6.95

CLASS B:
Net Assets                                                         $   1,514,998
Shares authorized                                                    200,000,000
Par value                                                          $       0.001
Shares outstanding                                                       236,004
Net asset value and redemption price per share(2)                  $        6.42
Maximum offering price per share                                   $        6.42

CLASS C:
Net Assets                                                         $   1,310,489
Shares authorized                                                    200,000,000
Par value                                                          $       0.001
Shares outstanding                                                       204,705
Net asset value and redemption price per share(2)                  $        6.40
Maximum offering price per share                                   $        6.40

CLASS I:
Net Assets                                                         $  20,797,411
Shares authorized                                                    200,000,000
Par value                                                          $       0.001
Shares outstanding                                                     3,149,637
Net asset value and redemption price per share                     $        6.60
Maximum offering price per share                                   $        6.60

CLASS O:
Net Assets                                                         $   4,545,639
Shares authorized                                                    200,000,000
Par value                                                          $       0.001
Shares outstanding                                                       691,855
Net asset value and redemption price per share                     $        6.57
Maximum offering price per share                                   $        6.57

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

           STATEMENT OF OPERATIONS for the year ended October 31, 2003

INVESTMENT INCOME:
Dividends, net of foreign taxes*                                   $   1,319,111
Interest                                                                  54,139
Other                                                                      1,693
                                                                   -------------
     Total investment income                                           1,374,943
                                                                   -------------
EXPENSES:
Investment management fees                                               530,854
Distribution and service fees:
     Class A                                                              97,154
     Class B                                                              10,776
     Class C                                                              10,981
     Class O                                                               5,159
Transfer agent fees                                                      161,652
Administrative service fees                                               49,963
Custody and accounting expense                                           183,656
Shareholder reporting expense                                             48,258
Registration fees                                                         85,727
Professional fees                                                         36,443
Director fees                                                              3,115
Insurance expense                                                          1,310
Miscellaneous expense                                                      6,920
                                                                   -------------
     Total expenses                                                    1,231,968
                                                                   -------------
Less:
     Net waived and reimbursed fees                                      272,421
                                                                   -------------
     Net expenses                                                        959,547
                                                                   -------------
Net investment income                                                    415,396
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCIES AND FUTURES CONTRACTS:
Net realized gain (loss) on:
     Investments                                                         (37,148)
     Foreign currencies                                                  231,684
     Futures contracts                                                 1,811,682
                                                                   -------------
         Net realized gain                                             2,006,218
                                                                   -------------
Net change in unrealized appreciation (depreciation) on:
     Investments                                                      12,121,955
     Foreign currencies                                                  (25,389)
     Futures contracts                                                    32,962
                                                                   -------------
         Net change in unrealized appreciation                        12,129,528
                                                                   -------------
Net realized and unrealized gain on investments,
  foreign currencies and futures contracts                            14,135,746
                                                                   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  14,551,142
                                                                   =============
* Foreign taxes                                                    $     165,413

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR              YEAR
                                                                                    ENDED             ENDED
                                                                                 OCTOBER 31,       OCTOBER 31,
                                                                                    2003              2002
                                                                               --------------    --------------
FROM OPERATIONS:
Net investment income (loss)                                                   $      415,396    $     (107,022)
Net realized gain (loss) on investments, foreign currencies
   and futures contracts                                                            2,006,218       (16,813,188)
Net change in unrealized appreciation on investments,
   foreign currencies and futures contracts                                        12,129,528           342,096
                                                                               --------------    --------------
Net increase (decrease) in net assets resulting from operations                    14,551,142       (16,578,114)
                                                                               --------------    --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class A                                                                          (35,542)               --
     Class I                                                                          (70,808)               --
     Class O                                                                           (3,008)               --
                                                                               --------------    --------------
Total distributions                                                                  (109,358)               --
                                                                               --------------    --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  381,553,333       377,455,871
Dividends reinvested                                                                  101,759                --
                                                                               --------------    --------------
                                                                                  381,655,092       377,455,871
Cost of shares redeemed                                                          (386,900,206)     (388,267,322)
                                                                               --------------    --------------
Net decrease in net assets resulting from capital share transactions               (5,245,114)      (10,811,451)
                                                                               --------------    --------------
Net increase (decrease) in net assets                                               9,196,670       (27,389,565)
                                                                               --------------    --------------
NET ASSETS:
Net assets, beginning of year                                                      56,423,962        83,813,527
                                                                               --------------    --------------
Net assets, end of year                                                        $   65,620,632    $   56,423,962
                                                                               ==============    ==============
Undistributed net investment income                                            $      626,787    $           --
                                                                               ==============    ==============

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL GROWTH FUND                               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                          CLASS A
                                                               --------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                               --------------------------------------------------------------
                                                                  2003        2002(4)       2001         2000         1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $     5.42         7.27        13.50        13.74        11.83
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     0.04        (0.01)       (0.04)       (0.06)       (0.02)*
 Net realized and unrealized gain (loss)
   on investments                                              $     1.10        (1.84)       (4.15)        1.39         3.08
 Total from investment operations                              $     1.14        (1.85)       (4.19)        1.33         3.06
 Less distributions from:
 Net investment income                                         $     0.01           --           --           --         0.55
 Net realized gain on investments                              $       --           --         2.04         1.57         0.60
 Total distributions                                           $     0.01           --         2.04         1.57         1.15
 Net asset value, end of year                                  $     6.55         5.42         7.27        13.50        13.74
 TOTAL RETURN(1)                                               %    20.96       (25.45)      (35.60)        8.80        27.76

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $   37,452       36,737       52,392       83,245       35,098
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)                   %     1.60         1.61         1.60         1.49         1.60
 Gross expenses prior to expense reimbursement                 %     2.04         1.83         1.60         1.49         1.78
 Net investment income (loss) after expense
   reimbursement(2)                                            %     0.61        (0.19)       (0.39)       (0.55)       (0.16)
 Portfolio turnover rate                                       %      102          299          222          182          176

                                                                                           CLASS B
                                                               --------------------------------------------------------------
                                                                                                                    MARCH 1,
                                                                             YEAR ENDED OCTOBER 31,                1999(5) TO
                                                               -------------------------------------------------    OCT. 31,
                                                                  2003        2002(4)       2001         2000         1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $     5.34         7.22        13.42        13.69        11.70
 Income (loss) from investment operations:
 Net investment loss                                           $    (0.01)       (0.06)       (0.10)       (0.05)       (0.08)*
 Net realized and unrealized gain (loss)
   on investments                                              $     1.09        (1.82)       (4.13)        1.29         2.07
 Total from investment operations                              $     1.08        (1.88)       (4.23)        1.24         1.99
 Less distributions from:
 Net realized gain on investments                              $       --           --         1.97         1.51           --
 Total distributions                                           $       --           --         1.97         1.51           --
 Net asset value, end of period                                $     6.42         5.34         7.22        13.42        13.69
 TOTAL RETURN(1)                                               %    20.22       (26.04)      (36.10)        8.15        17.01

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $    1,515          829        1,069        1,617          225
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)                %     2.35         2.36         2.35         2.24         2.35
 Gross expenses prior to expense reimbursement(3)              %     2.79         2.59         2.35         2.24         2.53
 Net investment loss after expense reimbursement(2)(3)         %    (0.20)       (0.91)       (1.14)       (1.30)       (0.91)
 Portfolio turnover rate                                       %      102          299          222          182          176

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(3) Annualized for periods less than one year.
(4) Effective March 1, 2002, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Aeltus Investment Management, Inc. was appointed as Sub-Adviser.
(5) Commencement of operations of class.
* Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL GROWTH FUND (CONTINUED)                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                           CLASS C
                                                               --------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                               --------------------------------------------------------------
                                                                  2003        2002(3)       2001         2000         1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $     5.33         7.19        13.39        13.68        11.85
 Income (loss) from investment operations:
 Net investment loss                                           $    (0.01)       (0.21)       (0.17)       (0.05)       (0.12)*
 Net realized and unrealized gain (loss)
   on investments                                              $     1.08        (1.65)       (4.06)        1.27         3.10
 Total from investment operations                              $     1.07        (1.86)       (4.23)        1.22         2.98
 Less distributions from
 Net investment income                                         $       --           --           --           --         0.55
 Net realized gain on investments                              $       --           --         1.97         1.51         0.60
 Total distributions                                           $       --           --         1.97         1.51         1.15
 Net asset value, end of year                                  $     6.40         5.33         7.19        13.39        13.68
 TOTAL RETURN(1)                                               %    20.08       (25.87)      (36.08)        7.91        27.01

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $    1,310          905        2,557        8,187        1,359
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)                   %     2.35         2.36         2.35         2.24         2.35
 Gross expenses prior to expense reimbursement                 %     2.79         2.57         2.35         2.24         2.53
 Net investment loss after expense reimbursement(2)            %    (0.17)       (1.03)       (1.14)       (1.30)       (0.91)
 Portfolio turnover rate                                       %      102          299          222          182          176

                                                                                           CLASS I
                                                               --------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                               --------------------------------------------------------------
                                                                  2003        2002(3)       2001         2000         1999
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $     5.46         7.32        13.57        13.78        11.87
 Income (loss) from investment operations:
 Net investment income (loss)                                  $     0.05         0.00*+      (0.01)       (0.09)        0.01*
 Net realized and unrealized gain (loss)
   on investments                                              $     1.11        (1.86)*      (4.17)        1.47         3.09
 Total from investment operations                              $     1.16        (1.86)       (4.18)        1.38         3.10
 Less distributions from:
 Net investment income                                         $     0.02           --           --           --         0.59
 Net realized gain on investments                              $       --           --         2.07         1.59         0.60
 Total distributions                                           $     0.02           --         2.07         1.59         1.19
 Net asset value, end of year                                  $     6.60         5.46         7.32        13.57        13.78
 TOTAL RETURN(1)                                               %    21.31       (25.41)      (35.47)        9.16        28.10

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                               $   20,797       17,098       27,777       46,655       42,605
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)                   %     1.35         1.36         1.35         1.24         1.35
 Gross expenses prior to expense reimbursement                 %     1.79         1.58         1.35         1.24         1.53
 Net investment income (loss) after expense
   reimbursement(2)                                            %     0.89         0.04        (0.14)       (0.30)        0.09
 Portfolio turnover rate                                       %      102          299          222          182          176

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(3) Effective March 1, 2002, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Aeltus Investment Management, Inc. was appointed as Sub-Adviser.
* Per share data calculated using average number of shares outstanding throughout the period.
+   Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL GROWTH FUND (CONTINUED)                   FINANCIAL HIGHLIGHTS

                                                                              CLASS O
                                                              --------------------------------------
                                                                                          AUGUST 1,
                                                                YEAR ENDED OCTOBER 31,   2001(5) TO
                                                              -------------------------   OCT. 31,
                                                                  2003        2002(4)       2001
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                         $      5.45         7.28         8.41
 Income (loss) from investment operations:
 Net investment income (loss)                                 $      0.02         0.01*       (0.01)
 Net realized and unrealized gain (loss)
   on investments                                             $      1.11        (1.84)*      (1.12)
 Total from investment operations                             $      1.13        (1.83)       (1.13)
 Less distributions from:
 Net investment income                                        $      0.01           --           --
 Total distributions                                          $      0.01           --           --
 Net asset value, end of period                               $      6.57         5.45         7.28
 TOTAL RETURN(1)                                              %     20.87       (25.14)      (13.44)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $     4,546          854           18
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)               %      1.60         1.61         1.60
 Gross expenses prior to expense reimbursement(2)             %      2.04         1.98         1.60
 Net investment income (loss) after expense
   reimbursement(2)(3)                                        %      0.43         0.17        (0.39)
 Portfolio turnover rate                                      %       102          299          222

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(2) Annualized for periods less than one year.
(3) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(4) Effective March 1, 2002, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Aeltus Investment Management, Inc. was appointed as Sub-Adviser.
(5) Commencement of operations of class.
* Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS as of October 31, 2003

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are twenty-two separate investment series, which comprise the ING Series Fund, Inc. Only the ING International Growth Fund (the "Fund") series is included in this report.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Distributions from realized gains are allocated to each class pro rata based on the total shares outstanding on the ex-dividend date. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by the Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE.

    Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

        (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

        (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. The Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices to hedge against price fluctuations or increase exposure to a particular asset class. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Fund records distributions to its shareholders on ex-dividend date. The Fund pays dividends and capital gains, to the extent available, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Fund, to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, the Fund intends not to be subject to any federal excise tax. The Fund's Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. The Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. No securities were on loan at October 31, 2003.

J. ILLIQUID AND RESTRICTED SECURITIES. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the

    Securities Act of 1933 (1933 Act) or are securities offered pursuant to
    Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Fund may invest up to 15% of its net assets in illiquid securities.

K. DELAYED DELIVERY TRANSACTION. The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund is required to hold liquid assets with the Fund's custodian sufficient to cover the purchase price.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended October 31, 2003, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were $56,898,859 and $63,538,610, respectively.

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund has entered into an Investment Management Agreement with ING Investments, LLC (the "Investment Manager" or the "Adviser"), an indirect wholly-owned subsidiary of ING Groep N.V. ("ING"). The investment management agreement compensates the Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.850% for the first $250 million; 0.800% on next $250 million; 0.775% on next $250 million; 0.750% on next $1.25 billion and 0.700% in excess of $2 billion.

The Adviser has entered into a subadvisory agreement with Aeltus Investment Management, Inc. ("ING Aeltus"), an indirect wholly-owned subsidiary of ING. Subject to such policies as the Board or the Adviser may determine, ING Aeltus manages the Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), a wholly-owned subsidiary of ING, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments, LLC has entered into a Service Agreement with ING Life Insurance and Annuity Company ("ILIAC"), a wholly-owned indirect subsidiary of ING, under which ILIAC will provide various administrative and shareholder services to certain Class I shareholders of the Fund that purchased their shares through ILIAC. In exchange for these services, ING Investments, LLC pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the year ended October 31, 2003, ING Investments, LLC paid ILIAC $196,277.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor"), a wholly-owned subsidiary of ING, is compensated by the Fund for expenses incurred in the distribution of the Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined

Distribution and Service Fee based on average daily net assets at the following rates:

     CLASS A    CLASS B    CLASS C    CLASS I    CLASS O
    ---------  ---------  ---------  ---------  ----------
       0.25%     1.00%      1.00%       N/A       0.25%

Presently, the Fund's class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class B, Class C and Class O shares. For the year ended October 31, 2003, the Distributor retained the following amounts in sales charges:

                           CLASS A    CLASS B    CLASS C
                           SHARES     SHARES     SHARES
                          ---------  ---------  ----------
Initial Sales Charges     $     947        N/A         N/A
Contingent Deferred
Sales Charges                37,606  $       0  $    2,303

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At October 31, 2003, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

                                      ACCRUED
    ACCRUED                         SHAREHOLDER
   INVESTMENT       ACCRUED        SERVICES AND
   MANAGEMENT    ADMINISTRATIVE    DISTRIBUTION
      FEES           FEES               FEES            TOTAL
   -----------  ----------------  ----------------  -------------
    $ 46,126        $ 4,341           $ 10,444         $ 60,911

At October 31, 2003, ING National Trust, a wholly-owned indirect subsidiary of ING, owned 49.9% of the Fund. Investment activities of this shareholder could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. The deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTE 7 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2003, the Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Payable for Audit Fees                  $   28,745
Payable for Registration Fees               37,217
Payable for Custody and Fund
  Accounting Fees                           27,511
Payable for Transfer Agent Fees             47,217

NOTE 8 -- EXPENSE LIMITATIONS

Effective March 1, 2002, ING Investments, LLC entered into written expense limitation agreement with the Fund whereby, the Adviser has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

    CLASS A    CLASS B    CLASS C    CLASS I    CLASS O
    -------    -------    -------    -------    -------
     1.60%      2.35%      2.35%      1.35%      1.60%

The Fund will at a later date reimburse the Investment Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statement of Operations of the Fund.

As of October 31, 2003, the cumulative amount of reimbursed fees that are subject to possible recoupment by the Adviser is $443,563.

NOTE 9 -- LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement ") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $150,000,000. The proceeds may be used only to:
(1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Fund and (3) enable the Fund and such other funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount.

The Fund will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The Fund had outstanding balances for twenty-one days during the year ended October 31, 2003. The average daily balance was approximately $1,447,143 with weighted average interest rate of approximately 1.78%.

NOTE 10 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                                          CLASS A SHARES                   CLASS B SHARES
                                                               ---------------------------------   -----------------------------
                                                                    YEAR              YEAR            YEAR             YEAR
                                                                    ENDED             ENDED           ENDED            ENDED
                                                                 OCTOBER 31,       OCTOBER 31,      OCTOBER 31,     OCTOBER 31,
                                                                    2003              2002            2003             2002
                                                               --------------    ---------------   -------------   -------------
ING INTERNATIONAL GROWTH FUND (NUMBER OF SHARES)
Shares sold                                                        44,000,246         37,922,722         256,163          65,058
Dividends reinvested                                                    5,990                 --              --              --
Shares redeemed                                                   (45,058,328)       (38,355,721)       (175,447)        (57,920)
                                                               --------------    ---------------   -------------   -------------
Net increase (decrease) in shares outstanding                      (1,052,092)          (432,999)         80,716           7,138
                                                               ==============    ===============   =============   =============
ING INTERNATIONAL GROWTH FUND ($)
Shares sold                                                    $  245,673,119    $   249,063,491   $   1,362,279   $     393,256
Dividends reinvested                                                   33,185                 --              --              --
Shares redeemed                                                  (253,932,774)      (255,172,604)       (925,799)       (335,536)
                                                               --------------    ---------------   -------------   -------------
Net increase (decrease)                                        $   (8,226,470)   $    (6,109,113)  $     436,480   $      57,720
                                                               ==============    ===============   =============   =============

                                                                        CLASS C SHARES                   CLASS I SHARES
                                                               ---------------------------------   -----------------------------
                                                                    YEAR              YEAR             YEAR            YEAR
                                                                    ENDED             ENDED            ENDED           ENDED
                                                                 OCTOBER 31,       OCTOBER 31,      OCTOBER 31,     OCTOBER 31,
                                                                    2003              2002             2003            2002
                                                               --------------    ---------------   -------------   -------------
ING INTERNATIONAL GROWTH FUND (NUMBER OF SHARES)
Shares sold                                                           258,749            349,414      22,484,449      18,328,824
Dividends reinvested                                                       --                 --          11,866              --
Shares redeemed                                                      (223,711)          (535,304)    (22,475,696)    (18,993,395)
                                                               --------------    ---------------   -------------   -------------
Net increase (decrease) in shares outstanding                          35,038           (185,890)         20,619        (664,571)
                                                               ==============    ===============   =============   =============
ING INTERNATIONAL GROWTH FUND ($)
Shares sold                                                    $    1,418,143    $     2,485,090   $ 126,691,420   $ 123,994,874
Dividends reinvested                                                       --                 --          66,093             --
Shares redeemed                                                    (1,212,545)        (3,829,894)   (127,553,699)   (128,416,797)
                                                               --------------    ---------------   -------------   -------------
Net increase (decrease)                                        $      205,598    $    (1,344,804)  $    (796,186)  $  (4,421,923)
                                                               ==============    ===============   =============   =============

                                                                          CLASS O SHARES
                                                               ---------------------------------
                                                                    YEAR              YEAR
                                                                    ENDED             ENDED
                                                                 OCTOBER 31,       OCTOBER 31,
                                                                    2003              2002
                                                               --------------    ---------------
ING INTERNATIONAL GROWTH FUND (NUMBER OF SHARES)
Shares sold                                                         1,124,831            246,301
Dividends reinvested                                                      446                 --
Shares redeemed                                                      (590,314)           (91,942)
                                                               --------------    ---------------
Net increase in shares outstanding                                    534,963            154,359
                                                               ==============    ===============
ING INTERNATIONAL GROWTH FUND ($)
Shares sold                                                    $    6,408,372    $     1,519,160
Dividends reinvested                                                    2,481                 --
Shares redeemed                                                    (3,275,389)          (512,491)
                                                               --------------    ---------------
Net increase                                                   $    3,135,464    $     1,006,669
                                                               ==============    ===============

NOTE 11 -- FEDERAL INCOME TAXES

During the fiscal year ended October 31, 2003, the foreign taxes paid or withheld were $165,413 on foreign source income for the Fund. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year ended October 31, 2003:

                 LONG-TERM
               CAPITAL GAINS     ORDINARY INCOME
               -------------     ---------------
                    $ --            $ 109,358

Year ended October 31, 2002:

                 LONG-TERM
               CAPITAL GAINS     ORDINARY INCOME
               -------------     ---------------
                    $ --              $ --

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs, wash sales and other temporary or permanent differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Accordingly, the following amounts have been increased (decreased) through reclassification as of October 31, 2003:

                                      ACCUMULATED NET
    PAID-IN     UNDISTRIBUTED NET   REALIZED GAIN (LOSS)
    CAPITAL     INVESTMENT INCOME      ON INVESTMENTS
    -------     -----------------   --------------------
     $ --           $ 320,749            $ (320,749)

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at October 31, 2003:

                  AMOUNT        EXPIRATION DATES
                  ------        ----------------
               $ 68,779,205         2009-2010

The following represents the tax-basis components of distributuable earnings as of October 31, 2003:

    UNDISTRIBUTED     UNREALIZED            CAPITAL
      ORDINARY       APPRECIATION            LOSS
       INCOME       (DEPRECIATION)       CARRYFORWARDS
    -------------   --------------       --------------
      $ 626,787       $ 6,097,571        $ (68,779,205)

NOTE 12 -- OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also conducting an internal review of investment company share trading as well as reviewing their policies and procedures in this area.

NOTE 13 -- CHANGE IN FUND'S AUDITORS (UNAUDITED)

PricewaterhouseCoopers, LLP ("PwC") served as independent auditors for the Fund. On May 28, 2003 the Fund's Board dismissed PwC and selected KPMG LLP ("KPMG") as independent auditors for the Fund for the fiscal year ended October 31, 2003 upon the recommendation of the Fund's Audit Committee. During the two most recent fiscal years and through May 28, 2003, there was no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to PwC's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit report of PwC on the financial statements of the Fund as of and for the year ended October 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

ING
International
Growth
Fund                             PORTFOLIO OF INVESTMENTS as of October 31, 2003

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 92.3%

                   AUSTRALIA: 4.8%
      43,100       Amcor Ltd.                                       $    259,944
      62,700       AMP Ltd.                                              292,736
      61,200       BHP Billiton Ltd.                                     508,935
      14,500       Foodland Associated Ltd.                              197,024
     117,900       Macquarie Infrastructure Group                        265,190
      84,800       Mayne Group Ltd.                                      219,018
      26,300       National Australia Bank Ltd.                          570,845
      60,900       Seven Network Ltd.                                    260,134
      21,000       St. George Bank Ltd.                                  311,422
      30,400       TABCorp. Holdings Ltd.                                250,000
                                                                    ------------
                                                                       3,135,248
                                                                    ------------
                   BELGIUM: 1.4%
      22,200       Dexia                                                 349,692
      31,800       Fortis                                                567,081
                                                                    ------------
                                                                         916,773
                                                                    ------------
                   FINLAND: 1.7%
      42,800       Nokia OYJ ADR                                         727,172
      29,100       Stora Enso OYJ                                        395,796
                                                                    ------------
                                                                       1,122,968
                                                                    ------------
                   FRANCE: 9.4%
       7,600       Accor                                                 298,888
       1,600       Air Liquide                                           237,150
      18,100    @  Alcatel SA                                            238,818
      69,900    @  Alstom                                                222,649
       9,300       Aventis SA                                            492,452
      14,800       AXA                                                   280,442
      15,000       BNP Paribas                                           788,175
       6,500    @  Cap Gemini SA                                         327,563
       1,700       Groupe Danone                                         256,517
       5,468       Lafarge SA                                            391,563
       6,200       Peugeot SA                                            265,957
       3,300       Pinault-Printemps-Redoute                             336,247
       5,300       Schneider Electric SA                                 310,219
      24,300       Suez SA                                               389,833
       6,522       Total SA                                            1,013,690
      13,800    @  Vivendi Universal SA                                  289,888
                                                                    ------------
                                                                       6,140,051
                                                                    ------------
                   GERMANY: 7.8%
      17,900       Bayer AG                                              430,117
      15,700       Daimlerchrysler AG                                    585,683
       7,500       Deutsche Bank AG                                      494,702
      39,700    @  Deutsche Telekom AG                                   625,349
      24,500    @  Hypo Real Estate Holding                              427,219
      18,900    @  Infineon Technologies AG                              278,595
       8,800    @  MLP AG                                                168,795
      17,800       RWE AG                                                494,551
       3,100       SAP AG                                                451,009
      12,200       Siemens AG                                            822,585
       6,800       Volkswagen AG                                         342,998
                                                                    ------------
                                                                       5,121,603
                                                                    ------------
                   GREECE: 0.4%
      12,600       Alpha Bank A.E.                                       287,091
                                                                    ------------
                                                                         287,091
                                                                    ------------
                   HONG KONG: 1.8%
      55,000       Cheung Kong Holdings Ltd.                          $  458,587
      54,000       Hutchison Whampoa Ltd.                                417,219
     174,000       Li & Fung Ltd.                                        292,401
                                                                    ------------
                                                                       1,168,207
                                                                    ------------
                   ITALY: 3.1%
      17,800       Assicurazioni Generali S.p.A.                         409,712
      61,200       Enel S.p.A.                                           382,760
      47,400       ENI-Ente Nazionale
                     Idrocarburi S.p.A.                                  752,700
      94,400       Unicredito Italiano S.p.A.                            465,298
                                                                    ------------
                                                                       2,010,470
                                                                    ------------
                   JAPAN: 25.0%
      19,400       Bandai Co. Ltd.                                       515,286
       8,000       Canon, Inc.                                           387,138
      14,500       Chubu Electric Power Co., Inc.                        290,831
      33,000       Dai Nippon Printing Co. Ltd.                          509,701
      12,000       Fuji Photo Film Co. Ltd.                              353,664
      63,000       Hitachi Ltd.                                          370,201
      11,000       Ito-Yokado Co. Ltd.                                   404,239
      28,800       JFE Holdings, Inc.                                    736,144
     115,000       Kajima Corp.                                          430,982
       1,900       Keyence Corp.                                         417,901
      30,000       Matsushita Electric Industrial Co. Ltd.               395,415
          45       Millea Holdings, Inc.                                 536,226
     124,000       Mitsubishi Heavy Industries Ltd.                      340,638
         124       Mitsubishi Tokyo Financial Group, Inc.                891,071
      78,000       Mitsui & Co. Ltd.                                     567,608
         167       Mizuho Financial Group, Inc.                          408,632
       3,200       Nidec Corp.                                           311,748
      83,000       Nippon Yusen Kabushiki Kaisha                         353,336
      67,000       Nissan Motor Co. Ltd.                                 750,844
       5,800       Nitto Denko Corp.                                     304,417
         259       NTT Docomo, Inc.                                      560,713
       7,000       Olympus Corp.                                         153,454
     100,000       Osaka Gas Co. Ltd.                                    276,527
       2,300       Rohm Co. Ltd.                                         310,056
      38,000       Sharp Corp.                                           598,335
       7,400       Shin-Etsu Chemical Co. Ltd.                           275,308
      20,000       Shionogi & Co. Ltd.                                   335,653
       4,400       SMC Corp.                                             529,513
      13,500       Sony Corp.                                            470,324
          80       Sumitomo Mitsui Financial Group, Inc.                 402,420
      14,800       Suzuki Motor Corp.                                    214,054
     136,000       The Bank of Fukuoka Ltd.                              567,826
      60,000       Toshiba Corp.                                         240,688
      28,000       Tostem Inax Holding Corp.                             498,950
      30,700       Toyota Motor Corp.                                    874,070
          83    @  UFJ Holdings Inc.                                     354,846
          16    @  Yahoo Japan Corp.                                     237,231
      11,300       Yamanouchi Pharmaceutical Co. Ltd.                    283,695
                                                                    ------------
                                                                      16,459,685
                                                                    ------------
                   LUXEMBOURG: 0.5%
      25,300       Arcelor                                               360,876
                                                                    ------------
                                                                         360,876
                                                                    ------------
                   NETHERLANDS: 5.3%
      37,848       Aegon NV                                              496,301
      14,000    @  ASML Holding NV                                       242,986
      18,400    @  Koninklijke Ahold NV                                  155,719
      16,000       Koninklijke Philips Electronics NV                    431,334

                 See Accompanying Notes to Financial Statements

ING
International
Growth
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
                   NETHERLANDS (CONTINUED)
      33,900       Royal Dutch Petroleum Co.                        $  1,504,232
      10,600       Unilever NV ADR                                       615,756
                                                                    ------------
                                                                       3,446,328
                                                                    ------------
                   PORTUGAL: 1.1%
      85,900       Portugal Telecom SGPS SA                              721,979
                                                                    ------------
                                                                         721,979
                                                                    ------------
                   SINGAPORE: 0.4%
      30,000       DBS Group Holdings Ltd.                               246,417
                                                                    ------------
                                                                         246,417
                                                                    ------------
                   SPAIN: 1.2%
      45,700       Banco Bilbao Vizcaya Argentaria SA                    524,356
       5,100       Banco Popular Espanol                                 265,193
                                                                    ------------
                                                                         789,549
                                                                    ------------
                   SWEDEN: 0.3%
     120,400    @  Telefonaktiebolaget LM Ericsson                       206,818
                                                                    ------------
                                                                         206,818
                                                                    ------------
                   SWITZERLAND: 8.2%
      28,040    @  ABB Ltd.                                              164,836
       8,990       Adecco SA                                             530,170
      19,430    @  Clariant AG                                           273,549
      18,170       Credit Suisse Group                                   640,206
       2,550       Nestle SA                                             561,426
      22,040       Novartis AG                                           840,107
       7,310       Roche Holding AG                                      604,901
       7,570       Swiss Reinsurance                                     476,473
      11,670       UBS AG                                                716,621
       4,472    @  Zurich Financial Services AG                          572,668
                                                                    ------------
                                                                       5,380,957
                                                                    ------------
                   UNITED KINGDOM: 19.9%
      32,200       Amvescap PLC                                          254,904
      16,100       Anglo American PLC                                    329,490
      15,300       Astrazeneca PLC                                       718,665
     247,120       BP PLC                                              1,715,143
     171,100    @  Colt Telecom Group PLC                                299,784
      42,100       Compass Group PLC                                     242,723
      42,100       Diageo PLC                                            495,090
      13,800       Exel PLC                                              177,625
      31,800       Glaxosmithkline PLC ADR                             1,376,622
      46,600       HBOS PLC                                              542,079
      91,300       HSBC Holdings PLC                                   1,371,143
     628,200       Invensys PLC                                          319,807
      41,600       LogicaCMG PLC                                         218,104
      63,562       National Grid Transco PLC                             405,829
      65,400       Prudential PLC                                        507,458
      47,100       Reed Elsevier PLC                                     366,062
      33,973       Royal Bank of Scotland Group PLC                      910,301
      87,000       Sage Group PLC                                        275,339
     127,700       Tesco PLC                                             511,955
     776,765       Vodafone Group PLC                                  1,631,189
      40,300       WPP Group PLC                                         383,993
                                                                    ------------
                                                                      13,053,305
                                                                    ------------
                   Total Common Stock
                     (Cost $53,129,256)                               60,568,325
                                                                    ------------
RIGHTS: 0.0%
                   AUSTRALIA: 0.0%
      62,700 @, X  AMP Ltd.                                         $         --
                                                                    ------------
                                                                              --
                                                                    ------------
                   Total Rights
                     (Cost $0)                                                --
                                                                    ------------
                   Total Long-Term Investments
                     (Cost $53,129,256)                               60,568,325
                                                                    ------------

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.7%
$  3,768,000    S  Concord Discount Note, 1.08%,
                     due 11/03/03                                      3,768,000
                                                                    ------------
                   Total Short-term Investments
                     (Cost $3,768,000)                                 3,768,000
                                                                    ------------
                   TOTAL INVESTMENTS IN
                     SECURITIES (COST
                     $56,897,256)*                        98.0%     $ 64,336,325
                   OTHER ASSETS AND
                     LIABILITIES-NET                       2.0         1,284,307
                                                         -----      ------------
                   NET ASSETS                            100.0%     $ 65,620,632
                                                         =====      ============

@     Non-income producing security
ADR   American Depositary Receipt
PLC   Public Limited Company
X Fair value determined by ING Funds Pricing Committee appointed by the Fund's Board of Directors.
S     Segregated security for futures contracts held at October 31, 2003.

* Cost for federal income tax purposes is $57,989,908. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation        $ 6,863,475
              Gross Unrealized Depreciation           (517,058)
                                                   -----------
              Net Unrealized Appreciation          $ 6,346,417
                                                   ===========

Information concerning open long futures contracts at October 31, 2003 is shown below:

                        NO. OF        NOTIONAL     EXPIRATION   UNREALIZED
                       CONTRACTS    MARKET VALUE      DATE         GAIN
                       ---------    ------------   ----------   ----------
Dow Jones Euro-Stoxx      28        $    841,417     Dec-03      $ 21,158
FTSE 100 Index             7             510,426     Dec-03         3,920
Swiss Market Index         6             234,410     Dec-03         2,426
Tokyo Price Index          8             761,541     Dec-03         5,458
                                    ------------                 --------
                                    $  2,347,794                 $ 32,962
                                    ============                 ========

                 See Accompanying Notes to Financial Statements

ING
International
Growth
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

                                                   PERCENTAGE OF
INDUSTRY                                            NET ASSETS
----------------------------------------------------------------
Advertising                                              0.6%
Auto Manufacturers                                       4.6
Banks                                                   18.2
Beverages                                                0.8
Building Materials                                       1.4
Chemicals                                                2.3
Commercial Services                                      2.3
Computers                                                0.8
Discount Notes                                           5.7
Distribution/Wholesale                                   1.3
Diversified Financial Services                           0.7
Electric                                                 2.4
Electrical Components and Equipment                      1.9
Electronics                                              1.3
Engineering and Construction                             1.0
Entertainment                                            0.4
Food                                                     3.5
Food Service                                             0.4
Forest Products and Paper                                0.6
Gas                                                      0.4
Hand/Machine Tools                                       1.8
Holding Companies-Diversified                            0.6
Home Furnishings                                         1.3
Insurance                                                5.5
Internet                                                 0.4
Iron/Steel                                               1.6
Lodging                                                  0.5
Machinery-Diversified                                    0.3
Media                                                    1.4
Mining                                                   1.3
Miscellaneous Manufacturing                              3.0
Office/Business Equipment                                0.6
Oil and Gas                                              7.5
Packaging and Containers                                 0.4
Pharmaceuticals                                          7.1
Real Estate                                              0.7
Retail                                                   1.1
Semiconductors                                           1.3
Software                                                 1.1
Telecommunications                                       7.7
Toys/Games/Hobbies                                       0.8
Transportation                                           0.8
Water                                                    0.6
Other Assets and Liabilities, Net                        2.0
                                                       -----
NET ASSETS                                             100.0%
                                                       =====

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)

Dividends paid during the year ended October 31, 2003 were as follows:

                                 TYPE            PER SHARE AMOUNT
                                 ----            ----------------
    Class A                       NII                $ 0.0051
    Class I                       NII                $ 0.0199
    Class O                       NII                $ 0.0147

----------
NII -- Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099 DIV regarding the federal tax status of the dividends and distributions received by them in the calendar year.

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. A director who is not an interested person of the Fund, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                               TERM OF                                            NUMBER OF
                                              OFFICE AND                PRINCIPAL               PORTFOLIOS IN          OTHER
                                 POSITION(S)  LENGTH OF               OCCUPATION(S)              FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS              HELD WITH      TIME                   DURING THE                 OVERSEEN           HELD BY
          AND AGE                THE COMPANY   SERVED(1)             PAST FIVE YEARS              BY DIRECTOR         DIRECTOR
----------------------------     -----------  -----------  -----------------------------------  --------------  --------------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince, Jr.           Director    June         Director, Business and Economic            54        None
7337 E. Doubletree Ranch Rd.                  1998 -       Research Center (1999 to present)
Scottsdale, Arizona 85258                     present      and Professor of Economics and
Born: 1941                                                 Finance, Middle Tennessee State
                                                           University (1991 to present).

Maria T. Fighetti                 Director    April        Formerly, Associate Commissioner,          54        None
7337 E. Doubletree Ranch Rd.                  1994 -       Contract Management - Health
Scottsdale, Arizona 85258                     present      Services for New York City
Born: 1943                                                 Department of Mental Health, Mental
                                                           Retardation and Alcohol Services
                                                           (1973 to 2002).

Sidney Koch                       Director    April        Financial Adviser and Self-Employed        54        None
7337 E. Doubletree Ranch Rd.                  1994 -       (January 1993 to present).
Scottsdale, Arizona 85258                     present
Born: 1935

Corine T. Norgaard                Director    June         Dean, Barney School of Business,           54        Director/Trustee,
7337 E. Doubletree Ranch Rd.                  1991 -       University of Hartford (August 1996                  Mass Mutual
Scottsdale, Arizona 85258                     present      to present).                                         Corporate Investors
Born: 1937                                                                                                      (April 1997 -
                                                                                                                Present)

Edward T. O'Dell                  Director    June         Formerly, Partner/Chairman of              54        None
7337 E. Doubletree Ranch Rd.                  2002 -       Financial Service Group, Goodwin
Scottsdale, Arizona 85258                     present      Procter LLP (June 1966 to September
Born: 1935                                                 2000); Chairman, Committee I -
                                                           International Bar Association (1995
                                                           to 1999).

Joseph E. Obermeyer(2)            Director    January      President, Obermeyer & Associates,         54        None
7337 E. Doubletree Ranch Rd.                  2003 -       Inc. (Novemeber 1999 to present)
Scottsdale, Arizona 85258                     present      and Senior Manager, Arthur Andersen
Born: 1957                                                 LLP (1995 to October 1999).

                                                TERM OF                                           NUMBER OF
                                              OFFICE AND                PRINCIPAL               PORTFOLIOS IN          OTHER
                                 POSITION(S)  LENGTH OF               OCCUPATION(S)              FUND COMPLEX      DIRECTORSHIPS
       NAME, ADDRESS              HELD WITH      TIME                   DURING THE                 OVERSEEN            HELD BY
          AND AGE                THE COMPANY   SERVED(1)              PAST FIVE YEARS             BY DIRECTOR         DIRECTOR
----------------------------     -----------  -----------  -----------------------------------  --------------  --------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox(3)                   Director    December     President and Chief Executive              54        Mr. Fox is a
Aeltus Investment                             1997 -       Officer (April 2001 to present),                     Director of IPC
Management, Inc.                              present      Managing Director and Chief                          Financial Network,
10 State House Square                                      Operating Officer (April 1994 to                     Inc. (January 2001
Hartford, Connecticut                                      April 2001), Chief Financial                         to present).
Born: 1955                                                 Officer (April 1994 to July 2001),
                                                           Aeltus Investment Management, Inc.;
                                                           Executive Vice President (April
                                                           2001 to present), Director, Chief
                                                           Operating Officer (February 1995 to
                                                           present), Chief Financial Officer,
                                                           Managing Director (February 1995 to
                                                           April 2001), Aeltus Capital, Inc.;
                                                           Senior Vice President - Operations,
                                                           Aetna Life Insurance and Annuity
                                                           Company, March 1997 to December
                                                           1997.

Thomas J. McInerney(4)            Director    March        Chief Executive Officer, ING U.S.          169       Director,
7337 E. Doubletree Ranch Rd.                  2002 -       Financial Services (September 2001                   Hemisphere, Inc.
Scottsdale, Arizona 85258                     present      to present); General Manager and                     (May 2003 -
Born: 1956                                                 Chief Executive Officer, ING U.S.                    Present). Director,
                                                           Worksite Financial Services                          Equitable Life
                                                           (December 2000 to present); Member,                  Insurance Co.,
                                                           ING Americas Executive Committee                     Golden American Life
                                                           (2001 to present); President, Chief                  Insurance Co., Life
                                                           Executive Officer and Director of                    Insurance Company of
                                                           Northern Life Insurance Company                      Georgia, Midwestern
                                                           (2001 to present), ING Aeltus                        United Life
                                                           Holding Company, Inc. (2000 to                       Insurance Co.,
                                                           present), ING Retail Holding                         ReliaStar Life
                                                           Company (1998 to present).                           Insurance Co.,
                                                           Formerly, ING Life Insurance and                     Security Life of
                                                           Annuity Company (1997 to November                    Denver, Security
                                                           2002), ING Retirement Holdings,                      Connecticut Life
                                                           Inc. (1997 to March 2003); General                   Insurance Co.,
                                                           Manager and Chief Executive                          Southland Life
                                                           Officer, ING Worksite Division                       Insurance Co., USG
                                                           (December 2000 to October 2001),                     Annuity and Life
                                                           President, ING-SCI, Inc. (August                     Company, and United
                                                           1997 to December 2000); President,                   Life and Annuity
                                                           Aetna Financial Services (August                     Insurance Co., Inc.
                                                           1997 to December 2000); and has                      (March 2001 -
                                                           held a variety of line and                           Present); Trustee,
                                                           corporate staff positions since                      Ameribest Life
                                                           1978.                                                Insurance Co., (2001
                                                                                                                - 2003); Trustee,
                                                                                                                First Columbine Life
                                                                                                                Insurance Co., (2001
                                                                                                                - 2002); Member of
                                                                                                                the Board, National
                                                                                                                Commission on
                                                                                                                Retirement Policy,
                                                                                                                Competitiveness and
                                                                                                                Technology of
                                                                                                                Connecticut,
                                                                                                                Connecticut Business
                                                                                                                and Industry
                                                                                                                Association,
                                                                                                                Bushnell;
                                                                                                                Connecticut Forum;
                                                                                                                Metro Hartford
                                                                                                                Chamber of Commerce;
                                                                                                                and is Chairman,
                                                                                                                Concerned Citizens
                                                                                                                for Effective
                                                                                                                Government.

----------
(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Mr. Obermeyer was elected to the Board on January 1, 2003.
(3) Mr. Fox is an "interested person," as defined under the 1940 Act, because of his relationship with ING Aeltus, an affiliate of ING Investments.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments.

                                                                                                         PRINCIPAL
                                                                        TERM OF OFFICE                  OCCUPATION(S)
       NAME, ADDRESS                        POSITION(S)                  AND LENGTH OF                   DURING THE
         AND AGE                       HELD WITH THE COMPANY            TIME SERVED(1)                 PAST FIVE YEARS
----------------------------    ---------------------------------  -----------------------  ----------------------------------------
James M. Hennessy               President, Chief Executive         February 2002 - present  President and Chief Executive Officer
7337 E. Doubletree Ranch Rd.    Officer and Chief Operating                                 of ING Capital Corporation, LLC, ING
Scottsdale, Arizona 85258       Officer                                                     Funds Services, LLC, ING Advisors,
Born: 1949                                                                                  Inc., ING Investments, LLC, Lexington
                                                                                            Funds Distributor, Inc., Express
                                                                                            America T.C. Inc. and EAMC Liquidation
                                                                                            Corp. (since December 2001); Executive
                                                                                            Vice President and Chief Operating
                                                                                            Officer of ING Funds Distributor, LLC
                                                                                            (since June 2000).

Stanley D. Vyner                Executive Vice President           February 2002 - present  Executive Vice President of ING
7337 E. Doubletree Ranch Rd.                                                                Advisors, Inc. and ING Investments,
Scottsdale, Arizona 85258                                                                   LLC (July 2000 to present) and Chief
Born: 1950                                                                                  Investment Officer of the
                                                                                            International Portfolios, ING
                                                                                            Investments, LLC (July 1996 to
                                                                                            present). Formerly, President and
                                                                                            Chief Executive Officer of ING
                                                                                            Investments, LLC (August 1996 to
                                                                                            August 2000).

Michael J. Roland               Executive Vice President and       April 2002 - present     Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.    Assistant Secretary                                         Financial Officer and Treasurer of ING
Scottsdale, Arizona 85258                                                                   Funds Services, LLC, ING Funds
Born: 1958                      Principal Financial Officer        February 2002 - present  Distributor, LLC, ING Advisors, Inc.,
                                                                                            ING Investments, LLC (December 2001 to
                                                                                            present), Lexington Funds Distributor,
                                                                                            Inc., Express America T.C. Inc. and
                                                                                            EAMC Liquidation Corp. (since December
                                                                                            2001). Formerly, Executive Vice
                                                                                            President, Chief Financial Officer and
                                                                                            Treasurer of ING Quantitative
                                                                                            Management, Inc. (December 2001 to
                                                                                            October 2002); and Senior Vice
                                                                                            President, ING Funds Services, LLC,
                                                                                            ING Investments, LLC, and ING Funds
                                                                                            Distributor, LLC (June 1998 to
                                                                                            December 2001).

Robert S. Naka                  Senior Vice President and          February 2002 - present  Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.    Assistant Secretary                                         Secretary of ING Funds Services, LLC,
Scottsdale, Arizona 85258                                                                   ING Funds Distributor, LLC, ING
Born: 1963                                                                                  Advisors, Inc., ING Investments, LLC
                                                                                            (October 2001 to present) and
                                                                                            Lexington Funds Distributor, Inc.
                                                                                            (since December 2001). Formerly,
                                                                                            Senior Vice President and Assistant
                                                                                            Secretary for ING Quantitative
                                                                                            Management, Inc. (October 2001 to
                                                                                            October 2002); Vice President, ING
                                                                                            Investments, LLC (April 1997 to
                                                                                            October 1999), and ING Funds Services,
                                                                                            LLC (February 1997 to August 1999).

                                                                                                         PRINCIPAL
                                                                        TERM OF OFFICE                  OCCUPATION(S)
       NAME, ADDRESS                        POSITION(S)                  AND LENGTH OF                   DURING THE
         AND AGE                       HELD WITH THE COMPANY            TIME SERVED(1)                 PAST FIVE YEARS
----------------------------    ---------------------------------  -----------------------  ----------------------------------------
Kimberly A. Anderson            Senior Vice President              December 2003 - present  Vice President and Assistant Secretary
7337 E. Doubletree Ranch Rd.                                                                of ING Funds Services, LLC, ING Funds
Scottsdale, Arizona 85258       Vice President                     February 2002 -          Distributor, LLC, ING Advisors, Inc.,
Born: 1964                                                         December 2003            ING Investments, LLC (since October
                                                                                            2001) and Lexington Funds Distributor,
                                Secretary                          February 2002 -          Inc. (since December 2001). Formerly,
                                                                   September 2003           Vice President for ING Quantitative
                                                                                            Management, Inc. (October 2001 to
                                                                                            October 2002); Assistant Vice President
                                                                                            of ING Funds Services, LLC (November
                                                                                            1999 to January 2001) and has held
                                                                                            various other positions with ING Funds
                                                                                            Services, LLC for more than the last
                                                                                            five years.

Robyn L. Ichilov                Vice President and Treasurer       February 2002 - present  Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.                                                                LLC (October 2001to present) and ING
Scottsdale, Arizona 85258                                                                   Investments, LLC (August 1997 to
Born: 1967                                                                                  present); Accounting Manager, ING
                                                                                            Investments, LLC (November 1995 to
                                                                                            present).

J. David Greenwald              Vice President                     September 2003 -         Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                       present                  Compliance of ING Funds Services, LLC
Scottsdale, Arizona 85258                                                                   (May 2003 - Present). Formerly
Born: 1957                                                                                  Assistant Treasurer and Director of
                                                                                            Mutual Fund Compliance and Operations
                                                                                            of American Skandia, A Prudential
                                                                                            Financial Company (October 1996 - May
                                                                                            2003).

Lauren D. Bensinger             Vice President                     March 2003 - present     Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                                                Officer, ING Funds Distributor, LLC.
Scottsdale, Arizona 85258                                                                   (July 1995 - Present); Vice President
Born: 1957                                                                                  (February 1996 - Present) and Chief
                                                                                            Compliance Officer (October 2001 -
                                                                                            Present) ING Investments, LLC; Vice
                                                                                            President and Chief Compliance
                                                                                            Officer, ING Advisors, Inc. (July 2000
                                                                                            - Present), Vice President and Chief
                                                                                            Compliance Officer, ING Quantitative
                                                                                            Management, Inc. (July 2000 -
                                                                                            September 2002), and Vice President,
                                                                                            ING Fund Services, LLC (July 1995 -
                                                                                            Present).

Theresa Kelety                  Secretary                          September 2003 -         Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                       present                  (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                                   Senior Associate with Shearman &
Born: 1963                                                                                  Sterling (February 2000 - April 2003)
                                                                                            and Associate with Sutherland Asbill &
                                                                                            Brennan (1996 - February 2000).

Todd Modic                      Vice President                     September 2003 -         Vice President of Financial
7337 E. Doubletree Ranch Rd.                                       present                  Reporting-Fund Accounting of ING Funds
Scottsdale, Arizona 85258       Assistant Vice President                                    Services, LLC (September 2002 to
Born: 1967                                                         April 2002 -             present). Director of Financial
                                                                   September 2003           Reporting of ING Investments, LLC (
                                                                                            March 2001 to September 2002).
                                                                                            Formerly, Director of Financial
                                                                                            Reporting, Axient Communications, Inc.
                                                                                            (May 2000 to January 2001) and
                                                                                            Director of Finance, Rural/Metro
                                                                                            Corporation (March 1995 to May 2000).

                                                                                                         PRINCIPAL
                                                                        TERM OF OFFICE                  OCCUPATION(S)
        NAME, ADDRESS                       POSITION(S)                  AND LENGTH OF                   DURING THE
          AND AGE                      HELD WITH THE COMPANY            TIME SERVED(1)                 PAST FIVE YEARS
----------------------------    ---------------------------------  -----------------------  ----------------------------------------
Susan P. Kinens                 Assistant Vice President and       March 2003 - present     Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.    Assistant Secretary                                         Secretary, ING Funds Services, LLC
Scottsdale, Arizona 85258                                                                   (December 2002 - Present); and has
Born: 1976                                                                                  held various other positions with ING
                                                                                            Funds Services, LLC for more than the
                                                                                            last five years.

Maria M. Anderson               Assistant Vice President           April 2002 - present     Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.                                                                Services, LLC (since October 2001).
Scottsdale, Arizona 85258                                                                   Formerly, Manager of Fund Accounting
Born: 1958                                                                                  and Fund Compliance, ING Investments,
                                                                                            LLC (September 1999 to November 2001);
                                                                                            and Section Manager of Fund
                                                                                            Accounting, Stein Roe Mutual Funds
                                                                                            (July 1998 to August 1999).

Huey P. Falgout                 Assistant Secretary                September 2003 -         Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                       present                  (November 2002 - Present). Formerly,
Scottsdale, Arizona 85258                                                                   Associate General Counsel of AIG
Born: 1963                                                                                  American General (January 1999 -
                                                                                            November 2002) and Associate General
                                                                                            Counsel of Van Kampen, Inc. (April
                                                                                            1992 - January 1999).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

ING Funds Distributor, LLC offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, LLC at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY
     ING Emerging Countries Fund
     ING Foreign Fund
     ING International Fund
     ING International Growth Fund
     ING International SmallCap Growth Fund
     ING International Value Fund
     ING Precious Metals Fund
     ING Russia Fund

INTERNATIONAL GLOBAL EQUITY
     ING Global Equity Dividend Fund
     ING Global Real Estate Fund
     ING Worldwide Growth Fund

DOMESTIC EQUITY FUNDS
     ING Disciplined LargeCap Fund
     ING Growth Fund
     ING Growth + Value Fund
     ING Growth Opportunities Fund
     ING LargeCap Growth Fund
     ING MidCap Opportunities Fund
     ING Small Company Fund
     ING SmallCap Opportunities Fund
     ING Technology Fund

DOMESTIC EQUITY INDEX FUNDS
     ING Index Plus LargeCap Fund
     ING Index Plus MidCap Fund
     ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
     ING Financial Services Fund
     ING MagnaCap Fund
     ING Tax Efficient Equity Fund
     ING Value Opportunity Fund
     ING SmallCap Value Fund
     ING MidCap Value Fund

DOMESTIC EQUITY AND INCOME FUNDS
     ING Balanced Fund
     ING Convertible Fund
     ING Equity and Bond Fund
     ING Growth and Income Fund
     ING Real Estate Fund

FIXED INCOME FUNDS
     ING Bond Fund
     ING Classic Money Market Fund*
     ING Government Fund
     ING GNMA Income Fund
     ING High Yield Opportunity Fund
     ING High Yield Bond Fund
     ING Intermediate Bond Fund
     ING Lexington Money Market Trust*
     ING National Tax Exempt Bond Fund
     ING Money Market Fund*
     ING Aeltus Money Market Fund*
     ING Strategic Bond Fund

STRATEGIC ALLOCATION FUNDS
     ING Strategic Allocation Growth Fund
     ING Strategic Allocation Balanced Fund
     ING Strategic Allocation Income Fund

LOAN PARTICIPATION FUNDS
     ING Prime Rate Trust
     ING Senior Income Fund


* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully before you invest or send money. The Form N-PX (Proxy Voting Record) will be available without charge, upon request, by calling 800-992-0180 on or about August 31, 2004; and on the fund's website at www.ingfunds.com; and on the SEC's website www.sec.gov.


[ING FUNDS LOGO]                                             AFINTLAR1003-122903

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are both "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.
              ---------------------


By   /s/ James M. Hennessy
    ----------------------------------------------
       James M. Hennessy
       President and Chief Executive Officer

Date January 7, 2004
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By   /s/ James M. Hennessy
    ----------------------------------------------
       James M. Hennessy
       President and Chief Executive Officer

Date January 7, 2004
     ----------------


By   /s/ Micheal J. Roland
    ----------------------------------------------
       Michael J. Roland
       Executive Vice President and Chief Financial Officer

Date January 7, 2004
     ----------------